Exhibit 10.5

CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY "[***]," HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT					1. CONTRACT ID CODE		PAGE OF PAGES
							1	3
2. AMENDMENT/MODIFICATION NO. P00021		3. EFFECTIVE DATE See Block 16C	4. REQUISITION/PURCHASE REQ. NO. OS302885			5. PROJECT NO. (If applicable)
6. ISSUED BY	CODE	ASPR-BARDA	7. ADMINISTERED BY (If other than Item 6)			CODE
ASPR-BARDA 200 Independence Ave., S.W. Room 640-G Washington DC 20201
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) SIGA TECHNOLOGIES, INC. 1385150 Attn: Daniel Luckshire SIGA TECHNOLOGIES, INC. 31 E 6 31 E 62ND ST NEW YORK NY 100658014			(x)		9A. AMENDMENT OF SOLICITATION NO.

9B. DATED (SEE ITEM 11)

			x		10A. MODIFICATION OF CONTRACT/ORDER NO. HHSO100201100001C
CODE 1385150	FACILITY CODE				10B. DATED (SEE ITEM 13) 05/13/2011

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐  The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers            ☐ is extended,      ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning ______ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) See Schedule
13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

 B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

X	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR Part 43.103(a) - Bilateral Modifications.
D. OTHER (Specify type of modification and authority)
E. IMPORTANT: Contractor ☐ is not. ☒ is required to sign this document and return 1 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Tax ID Number: 13-3864870
DUNS Number: 932651516
UEI: VJRNRTSL22K4

The purpose of this modification is to de-obligate excess funds that will cancel at the end of the fiscal year. In addition, replacement funds for those cancelling funds have been added to continue the tasks as outlined in the SOW. The period of performance is also extended until 12/31/2023.

All other terms and conditions remain unchanged.

Continued ...

Except as provided herein, all terms and conditions of the document referenced in Item 9 A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print) Dennis Hruby, CSO & EVP					16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) JONATHAN F. GONZALEZ
15B. CONTRACTOR/OFFEROR				15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
/s/ Dennis Hruby				Sept. 26, 2022	/s/ Jonathan F. Gonzalez	Sept. 28, 2022
(Signature of person authorized to sign)					(Signature of Contracting Officer)
Previous edition unusable						STANDARD FORM 30 (REV. 11/2016)
Prescribed by GSA FAR (48 CFR) 53.243

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HHSO100201100001C/P00021		PAGE OF
			2	3
NAME OF OFFEROR OR CONTRACTOR SIGA TECHNOLOGIES, INC. 1385150
ITEM NO (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	Discount Terms: HHS NET 14P Period of Performance: 06/28/2016 to 12/31/2023
	Change Item 1 to read as follows (amount shown is the obligated amount):
1	Smallpox Antiviral Drug for the Strategic National Stockpile				-269,641.07
	Accounting Info: 2011.1990001.26402 Appr. Yr.: 2011 CAN: 1990001 Object Class: 26402 Funded: $0.00
	Accounting Info: 2016.1992016.25103 Appr. Yr.: 2016 CAN: 1992016 Object Class: 25103 Funded: -$269,641.07
	Accounting Info: 2018.199TWNP.26201 Appr. Yr.: 2018 CAN: 199TWNP Object Class: 26201 Funded: $0.00
	FOB: Destination No-cost time extension for CLIN 0008. [***]
	Change Item 3 to read as follows (amount shown is the obligated amount):
3	CLIN 0007 Smallpox Antiviral Drug for the - Strategic National Stockpile [***]				-2,336,383.03
	Accounting Info: 2013.1992002.25106 Appr. Yr.: 2013 CAN: 1992002 Object Class: 25106 Funded: $0.00
	Accounting Info: 2016.1992016.25103 Appr. Yr.: 2016 CAN: 1992016 Object Class: 25103 Funded: -$1,120,983.54
	Accounting Info: 2016.1992016.25103 Appr. Yr.:2016 CAN 1992016 Object Class: 25103 Funded: $0.00
	Accounting Info: 2016.1992016.25103 Appr. Yr.:2016 CAN 1992016 Object Class: 25103 Funded: -$1,215,399.49 FOB: Destination Continued ...

NSN 7540-01-152-8067				OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HHSO100201100001C/P00021				PAGE OF
					3 3
NAME OF OFFEROR OR CONTRACTOR SIGA TECHNOLOGIES, INC. 1385150
ITEM NO (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	No-cost time extension to comply with [***] CLIN 0007.12 Specific PoP extended to 04/22/2023 CLIN 0007.14 Specific PoP extended to 09/21/2023
	Change Item 5 to read as follows (amount shown is the obligated amount):
5	No-cost extension of [***] PoP changed to 06/28/2016 through 12/09/2022				-6,189.84
	Accounting Info: 2016.1992016.25103 Appr. Yr.: 2016 CAN: 1992016 Object Class: 25103 Funded: -$6,189.84
	No-cost time extension for [***]
	Change Item 6 to read as follows (amount shown is the obligated amount):
6	No-cost extension of CLIN 00021, [***]				-6,079.60
	Accounting Info: 2016.1992016.25103 Appr. Yr.: 2016 CAN: 1992016 Object Class: 25103 Funded: -$6,079.60
	No-cost time extension for [***]
	Add Item 8 as follows:
8	ASPR-22-02268- Additional funding to SIGA Technologies to cover the cost for completing tasks remaining under Contract HHSO10020110001C Obligated Amount: $2,618,293.54				2,618,293.54
	Accounting Info: 2022.1992022.25106 Appr. Yr.: 2022 CAN: 1992022 Object Class: 25106 Funded: $2,618,293.54
	- PSC: 6505 NAICS: 541714 COR is Dr. Annie Xi Lu, (202) 604-5814, Xi.Lu@hhs.gov
NSN 7540-01-152-8067					OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110